Investor / Media contact:
Josh Duckworth
513-397-2292
joshua.duckworth@cinbell.com

CyrusOne Inc. Commences Initial Public Offering of Common Stock

CINCINNATI - January 8, 2013 Cincinnati Bell Inc. (NYSE:CBB) announced today that CyrusOne Inc., its wholly owned subsidiary that owns and operates Cincinnati Bell's data center business, has commenced the initial public offering of 16,500,000 shares of its common stock. All of the shares of common stock are being offered by CyrusOne. The estimated price range for the initial public offering is $16.00 to $18.00 per share. The underwriters will be granted an option to purchase up to 2,475,000 additional shares of common stock from CyrusOne at the initial public offering price, less underwriting discounts and commissions. CyrusOne has applied to list its common stock on the NASDAQ Global Select Market under the symbol “CONE.”

Upon completion of this offering, Cincinnati Bell expects to effectively own approximately 71.6% of CyrusOne through its interests in the outstanding shares of common stock of CyrusOne and its interests in the common units of limited partnership interest of CyrusOne's operating partnership, CyrusOne LP, which are exchangable into shares of common stock of CyrusOne.

Morgan Stanley & Co. LLC and BofA Merrill Lynch are acting as joint-bookrunners for the offering. The offering will be made only by means of a prospectus. A copy of the preliminary prospectus may be obtained from Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014, by telephone at +1 (866) 718-1649 or by email at prospectus@morganstanley.com; or from BofA Merrill Lynch, Attention: Prospectus Department, 222 Broadway, New York, New York 10038 or by email at dg.prospectus_requests@baml.com.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This news release shall not constitute an offer to sell, or the solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements
This release contains forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the SEC. More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (NYSE:CBB) provides integrated communications solutions - including local, long distance, data, Internet, entertainment and wireless services - that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, Cincinnati Bell provides best-in-class data center colocation services to its enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, London and Singapore. Complementing the colocation products, Cincinnati Bell also offers complex information technology solutions like managed services and technology staffing.